POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2008, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of January, 2009.

/s/ Don L. Blankenship
Name: Don L. Blankenship

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2008, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of January, 2009.

/s/ James B. Crawford
Name: James B. Crawford

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2008, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of January, 2009.

/s/ Robert H. Foglesong
Name: Robert H. Foglesong

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2008, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of January, 2009.

/s/ Richard M. Gabrys
Name: Richard M. Gabrys

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2008, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of January, 2009.

/s/ E. Gordon Gee
Name: E. Gordon Gee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2008, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of January, 2009.

/s/ Bobby R. Inman
Name: Bobby R. Inman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2008, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of January, 2009.

/s/ Barbara Thomas Judge
Name: Barbara Thomas Judge

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2008, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of January, 2009.

/s/ Dan R. Moore
Name: Dan R. Moore

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2008, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of January, 2009.

/s/ Baxter F. Phillips, Jr.
Name: Baxter F. Phillips, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (“Massey”), does hereby constitute and appoint Eric B. Tolbert, Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2008, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 30th day of January, 2009.

/s/ Stanley C. Suboleski
Name: Stanley C. Suboleski